Exhibit 99.2

BIOSIGHT LTD.

CONDENSED CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2023

F-1

BIOSIGHT LTD.

CONDENSED CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2023

F-2

BIOSIGHT LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(U.S. dollars in thousands, except per share data)

	September 30, 2023	December 31, 2022
A s s e t s
CURRENT ASSETS:
Cash and cash equivalents	1,948	8,398
Other current assets	151	183
TOTAL CURRENT ASSETS	2,099	8,581

NON-CURRENT ASSETS:
Operating lease right of use assets	-	28
Property and equipment, net	64	85
TOTAL NON-CURRENT ASSETS	64	113

TOTAL ASSETS	2,163	8,694

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-3

BIOSIGHT LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS (continued)

(Unaudited)

(U.S. dollars in thousands, except per share data)

	September 30, 2023	December 31, 2022

Liabilities, and redeemable convertible preferred shares net of capital deficiency
CURRENT LIABILITIES:
Trade payables	1,399	1,885
Accrued expenses and other payables	333	178
Operating lease liabilities	-	29
Warrants	394	2,236
Safe (note 3)	693	-
TOTAL CURRENT LIABILITIES	2,819	4,328

TOTAL LIABILITIES	2,819	4,328

COMMITMENTS AND CONTINGENCIES (Note 4)

REDEEMABLE CONVERTIBLE PREFERRED SHARES
Preferred A-1 Shares, NIS 0.01 par value, 344,452 Preferred A-1 shares authorized; issued and outstanding: 210,723 Preferred A-1 shares as of September 30, 2023 and December 31, 2022	3,850	3,850
Preferred A-3 Shares, NIS 0.01 par value, 43,384 Preferred A-3 shares authorized; issued and outstanding: 43,384 Preferred A-3 shares as of September 30, 2023 and December 31, 2022	200	200
Preferred B Shares, NIS 0.01 par value, 400,000 Preferred B shares authorized; issued and outstanding: 215,420 Preferred B shares as of September 30, 2023 and December 31, 2022	4,122	4,122
Preferred B-1 Shares, NIS 0.01 par value, 300,000 Preferred B-1 shares authorized; issued and outstanding: 170,371 Preferred B-1 shares as of September 30, 2023 and December 31, 2022	4,369	4,369
Preferred C Shares, NIS 0.01 par value, 3,000,000 Preferred C shares authorized; issued and outstanding: 1,726,215 Preferred C shares as of September 30, 2023 and December 31, 2022	44,482	44,482
TOTAL REDEEMABLE CONVERTIBLE PREFERRED SHARES	57,023	57,023

CAPITAL DEFICIENCY
Ordinary Shares, NIS 0.01 par value - authorized: 2,771,488 Ordinary Shares as of September 30, 2023 and December 31, 2022; issued and outstanding: 877,976 Ordinary Shares as of September 30, 2023 and December 31, 2022	2	2
Additional paid-in capital	9,201	8,668
Accumulated deficit	(66,882)	(61,327)
TOTAL CAPITAL DEFICIENCY	(57,679)	(52,657)
TOTAL LIABILITIES, AND REDEEMABLE CONVERTIBLE PREFERRED SHARES, NET OF CAPITAL DEFICIENCY	2,163	8,694

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-4

BIOSIGHT LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(U.S. dollars in thousands, except per share data)

	Nine months ended September 30,
	2023	2022
OPERATING EXPENSES:
Research and development	5,668	5,946
General and administrative	1,642	1,703
TOTAL OPERATING EXPENSES	7,310	7,649
OPERATING LOSS	7,310	7,649
GAIN FROM CHANGE IN FAIR VALUE OF WARRANTS	1,842	10,168
FINANCE EXPENSES, net	(87)	(186)
Net INCOME (LOSS) FOR the PERIOD	(5,555)	2,333

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-5

BIOSIGHT LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES CONVERTIBLE PREFERRED SHARES AND OF CAPITAL DEFICIENCY (Unaudited)

(U.S. dollars in thousands, except per share data)

	Convertible Preferred Shares		Ordinary Shares		Additional paid-in	Accumulated deficit
	Number of shares	Amount	Number of shares	Amount	capital	Amount	Total
BALANCE AT JANUARY 1, 2022	2,366,119	57,023	877,976	2	7,515	(61,641)	(54,124)
CHANGES DURING THE PERIOD:
Net income	-	-	-	-	-	2,333	2,333
Share-based compensation	-	-	-	-	820	-	820
BALANCE AT September 30, 2022	2,366,119	57,023	877,976	2	8,335	(59,308)	(50,971)

BALANCE AT JANUARY 1, 2023	2,366,119	57,023	877,976	2	8,668	(61,327)	(52,657)
CHANGES DURING THE PERIOD:
Net loss	-	-	-	-	-	(5,555)	(5,555)
Share-based compensation	-	-	-	-	533	-	533
BALANCE AT SEPTEMBER 30, 2023	2,366,119	57,023	877,976	2	9,201	(66,882)	(57,679)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

F-6

BIOSIGHT LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

	Nine month ended September 30
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	(5,555)	2,333
Adjustments required to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	21	63
Share-based compensation	533	820
Finance expenses, net	(101)	(405)
Change in fair value of warrants	(1,842)	(10,168)
Decrease (increase) in other current assets	32	(68)
Increase (decrease) in trade payables	(486)	186
Increase in accrued expenses and other payables	155	40
Net cash used in operating activities	(7,243)	(7,199)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets	-	(33)
Net cash used in investing activities	-	(33)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Issuance of SAFE (Note 3)	693	-
Net cash provided by financing activities	693	-
DECREASE IN CASH AND CASH EQUIVALENTS	(6,550)	(7,232)
EFFECT OF EXCHANGE RATE ON CASH AND CASH EQUIVALENTS	100	385
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD	8,398	16,673
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD	1,948	9,826

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

F-7

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 1 - NATURE OF OPERATIONS:

a.	Biosight Ltd. (hereinafter - the “Company”) is an Israeli company incorporated in 1999.

The Company is a Phase 2 clinical stage specialty pharmaceutical company focused on developing and commercializing therapeutics for hematological malignancies and disorders.

Biosight’s lead product, BST-236 (INN aspacytarabine), is a proprietary anti-metabolite designed to enable high-dose therapy with reduced systemic toxicity.

In August 2018, the Company initiated a Phase 2b clinical trial (“BST-002”) as a single agent therapy for first-line treatment of acute myeloid leukemia (AML). In 2021, enrollment of the patients participating in the study was completed.

In July 2020, the Company entered into an agreement with the French Study Group of the European Myelodysplastic Syndrome Cooperative Group for a clinical trial collaboration (“BST-003”). Pursuant to the agreement, a Phase 2 study will be conducted to assess the safety and efficacy of BST-236 as a single-agent, second-line treatment for patients with relapsed or refractory MDS or AML and are medically unfit for standard chemotherapy treatments. The first patient in BST-003 was enrolled in August 2021.

In November 2021, an additional Phase 2 study was launched (“BST-004”) to test for safety and efficacy of BST-236 as a single-agent, second-line treatment for patients with relapsed or refractory MDS or AML and are medically unfit for standard chemotherapy treatments. Enrollment of the patients participating in the study was completed.

In November 2022, a Phase 1/2 trial (“BST-005”) was launched, to evaluate the safety and efficacy of BST-236 in combination with an additional drug, Venetoclax, in newly-diagnosed AML patients. Currently, 2 cohorts of the study were completed with a total of 7 patients enrolled.

b.	The Company is engaged in research and development activities and has not derived income from its activities and has incurred accumulated losses in the amount of $66.9 million through September 30, 2023, and negative cash flows from operating activities. The Company has limited available cash resources and the Company’s managements is of the opinion that its current resources will not be sufficient to meet its current obligations on the date of issuance of these condensed consolidated financial statements. Also, the Company had deferred payments to its suppliers and certain employees and is currently negotiating additional deferrals for other current obligations. These circumstances raise substantial doubts about the Company’s ability to continue as a going concern.

On October 18, 2023, the Company completed a merger agreement with Ayala Pharmaceuticals, Inc. (“Ayala”), with Biosight becoming a wholly-owned subsidiary of Ayala (see Note 1d). As of the date these financial statements are available to be issued, the Company is dependent on additional funding from Ayala. According to Ayala’s financial statements as of September 30, 2023, Ayala is also dependent on raising additional funding and there is no assurance that additional funding will be obtained in a timely manner, on acceptable terms, or at all. If such funding is not obtained, Ayala would be forced to delay, reduce, or eliminate its research and development programs, which could adversely affect its business prospects, or that Ayala may be unable to continue operations. As such, those factors raised substantial doubt about Ayala’s ability to continue as a going concern.

The financial statements has been prepared on the basis that the Company will continue as a going concern and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

F-8

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 1 - NATURE OF OPERATIONS (continued):

c.	On April 21, 2021, the Company founded Biosight Pharmaceuticals, Inc., a wholly owned subsidiary in the United States (the “Subsidiary”), formed in the State of Delaware.

d.	Merger agreement with Ayala Pharmaceuticals, Inc.

On July 26, 2023, the Company entered into an Agreement and Plan of Merger (the “2023 Merger Agreement”) with Ayala Pharmaceuticals, Inc. (“Ayala”) and Advaxis Israel Ltd., a wholly owned subsidiary of Ayala (“Advaxis Israel”, “Merger Sub”). Under the terms of the Merger Agreement, the Company will become a wholly-owned subsidiary of Ayala (the “2023 Merger”).

At the effective time of the 2023 Merger (the “Effective Time”), each Company’s share, par value NIS 0.01 per share, issued and outstanding immediately prior to the Effective Time will be exchanged for 1.82285 shares (the “Exchange Ratio”) of common stock of Ayala.

Under the terms of the 2023 Merger Agreement, upon completion of the 2023 Merger, ownership of the combined company will be split, with 55% ownership going to Company’s shareholders and 45% going to Ayala’s stockholders. The Merger will be accounted in accordance with Accounting Standards Codification Topic 805, “Business Combinations,” using the acquisition method of accounting. Although Ayala shareholders have 45% ownership, Ayala was identified as the accounting acquirer, based on the evaluation of the following facts and circumstances:

●	Pursuant to the 2023 Merger Agreement, the Post-Closing Board will consist of nine directors, out of which Ayala will designate five board seats, with Ayala’s current chair of the board continuing in his position, i.e. the majority of the Post-Closing Board will be designated by Ayala.

●	The majority of management roles are held by Ayala individuals.

●	Ayala is the larger entity based on historical operating activity and has the larger employee base.

Immediately prior to the closing of the 2023 Merger, certain issued and outstanding Ordinary A-1 Shares and all issued and outstanding Preferred B and Preferred B-1 Shares of the Company were converted into Ordinary Shares of the Company in accordance with the conversion ratio set forth in the Articles of Association of the Company and pursuant to the terms thereof, at the request of the holders of such shares.

At the Effective Time, all options and warrants to purchase shares of the Company which were not exercised until such time were terminated.

On October 18, 2023 (the “Closing Date”), pursuant to the 2023 Merger Agreement, Merger Sub consummated the merger with and into Biosight, with Biosight becoming a wholly-owned subsidiary of Ayala. Biosight’s former shareholders were issued approximately 5,913,471 shares of Ayala’s common stock as a result of the 2023 Merger.

F-9

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

a.	Unaudited Condensed Consolidated Financial Statements

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. These unaudited interim condensed consolidated financial statements should therefore be read in conjunction with the audited consolidated financial statements and notes for the year ended December 31, 2022. In the opinion of management, all adjustments (of a normal recurring nature) considered necessary for the fair statement of the results for the interim periods presented have been included. Operating results for the interim period are not necessarily indicative of the results that may be expected for the full year.

The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, all of which are denominated in US dollars. All intercompany balances and transactions have been eliminated in consolidation.

b.	Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. As applicable to these financial statements, the most significant estimates and assumptions relate to the fair value of share-based compensation, and warrants, as well as the value of clinical trial accruals.

c.	Fair value measurement

Fair value is based on the price that would be received from the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, the guidance establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described as follows:

Level	1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level	2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data or active market data of similar or identical assets or liabilities.

Level	3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers credit risk in its assessment of fair value.

During the nine months ended September 30, 2023 and 2022, there were no transfers between fair value measure levels.

F-10

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES: (continued):

As for the Company’s Warrants and SAFE that are measured at fair value – see Note 3 and 5, respectively. Other financial instruments consist mainly of cash and cash equivalents, other current assets, accounts payable and accrued liabilities. The fair value of these financial instruments approximates their carrying values.

	Fair value as of September 30,2023
	Level 1	Level 2	Level 3	Total
Warrants	-	-	394	394
SAFE	-	-	693	693
Total	-	-	1,087	1,087

	Fair value as of September 30,2022
	Level 1	Level 2	Level 3	Total
Warrants	-	-	2,529	2,529

NOTE 3 - SAFE

On September 11, 2023, the Board of Directors of the Company approved a Simple Agreement for Future Equity (the “SAFE”) with certain current shareholders of the Company and third parties who may join the SAFE.

The aggregate amount that can be raised by the Company under the SAFE is up to $2,500. The SAFE was approved by the shareholders of the Company, and as of September 30, 2023, the Company raised $693 under the SAFE agreement.

The investors under the SAFE shall be entitled to the rights and privileges set forth in the SAFE, including without limitation, the issuance of shares of the Company (or shares of Ayala, as applicable pursuant to the SAFE) upon conversion of the investment extended under the SAFE.

The Company amended its Articles of Association in order to enable the Company to fulfill its undertakings and obligations under the SAFE. Such amendments include an increase of the registered share capital of the Company, amendment of its anti-dilution rights and liquidation rights and change of the structure and nomination rights of the Board of Directors of the Company pursuant to the terms of the SAFE, subject to certain events specified therein.

According to the terms of the SAFE, since the closing of the 2023 Merger took place prior to the termination of the SAFE, the investment amount which was extended to the Company under the SAFE was converted into shares of Ayala in accordance with the provisions of the Side Letter of Ayala which was attached to the SAFE (the “Side Letter”). In addition, investors under the SAFE are entitled (however, not obligated) to invest their remaining uninvested portion of the additional investment amount under the SAFE directly in Ayala, pursuant to the terms of the Side Letter.

The SAFE is accounted for as a liability in accordance with ASC 480-10.

F-11

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 4 - COMMITMENTS AND CONTINGENCIES

The Company is obligated to pay royalties to the IIA on proceeds from the sale of products developed from research and development activities that were funded, partially, by grants from the IIA.

Under the terms of the funding arrangements with the IIA, royalties of 3% are payable on the sale of products developed from product candidates funded by the IIA, which payments shall not exceed, in the aggregate, 100% of the amount of the grant received (dollar linked(, plus an annual interest.

The Company did not receive any grants from the IIA for the nine-month ended September 30, 2023, and for the year ended December 31, 2022.

At the time the grants were received, successful development of the related projects was not assured. The total amount that was received through September 30, 2023 was $2,350.

NOTE 5 - WARRANTS

a.	Warrants for preferred shares were issued to investors as part of the issuance of Preferred B Shares, Preferred B-1 Shares and Preferred C Shares. In March 2020, all Preferred B Warrants and Preferred B-1 Warrants were replaced with Preferred C Warrants.

b.	The fair value of the warrants was determined according to the option-price method (“OPM”) as part of each investment round under the following assumptions:

	September 30
	2023	2022
Expected volatility	67.67%	93.96%
Expected life term	2.25	3.25
Assumptions regarding price of the underlying shares
Risk free rate	4.97%	4.25%

c.	The table below sets forth a summary of changes in the fair value of the warrants for preferred shares classified as Level 3:

	Value of warrants measured at fair value
	September 30
	2023	2022
Balance at the beginning of the period	2,236	12,697
Changes in fair value	(1,842)	(10,168)
Balance at the end of the period	394	2,529

F-12

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 6 - REDEEMABLE CONVERTIBLE PREFERRED SHARES:

The Redeemable Convertible Preferred Shares as of September 30, 2023 are composed as follows (each share of of NIS 0.01 par value):

	Number of shares		Amount (par value USD)		Liquidation Value per	Liquidation
	Authorized	Issued	Authorized	Issued	Share	Value
Preferred A-1 shares	344,452	210,723	1	*	18.3	3,850
Preferred A-2 shares	40,676	-	*	-	-	-
Preferred A-3 shares	43,384	43,384	*	*	4.6	200
Preferred B shares	400,000	215,420	1	*	30.2	6,500
Preferred B-1 shares	300,000	170,377	*	*	38.2	6,500
Preferred C shares	3,000,000	1,726,215	9	5	33.5	57,748
	4,128,512	2,366,119	11	5		74,798

*Represents an amount lower than 1.

NOTE 7 - SHARE CAPITAL:

a.	Rights of the Company’s Ordinary Shares

Each Ordinary Share is entitled to one vote. The holders of Ordinary Shares are also entitled to receive dividends whenever funds are legally available, when and if declared by the Board of Directors. Since its inception, the Company has not declared any dividends.

b.	Share Based Compensation

Equity incentive plan:

On June 28, 2009 the Company’s shareholders approved an equity incentive plan (the “Plan”). As of September 30, 2023, 77,876 shares remain available for grant under the Plan.

The fair value of options granted during the first nine months of 2022 was $ 2,292.

On the nine-month ended September 30, 2023, the company did not grant any options to employees and directors.

The underlying data used for computing the fair value of the options are as follows:

Nine months ended September 30
2022
Value of ordinary share	23.22$-24.59$
Expected volatility	79. 9%
Risk-free interest rate	1.86%-2.03%
Expected term (years)	6.1

F-13

BIOSIGHT LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

(Unaudited)

(U.S. dollars in thousands, except share and per share amounts)

NOTE 7 - SHARE CAPITAL (continued):

Share-based compensation expenses:

The following table illustrates the effect of share-based compensation on the statements of operations:

	Nine months ended September 30
	2023	2022
Research and development expenses	210	99
General and administrative	323	721
	533	820

c.	Expiration of options granted under the ESOP Plan

On July 25, 2023, the Board of Directors of the Company resolved that, subject to closing of the 2023 Merger, all options which were granted under the Biosight 2009 Share Option Plan, vested and non-vested, which were not exercised into shares of the Company prior to the Effective Time, shall be terminated.

NOTE 8 - SUBSEQUENT EVENTS:

Subsequent events were evaluated through the date these financial statements are available to be issued, January 3, 2023.

a.	For more information regarding the 2023 Merger, which was completed subsequent to the balance sheet date, see Note 1.

b.	In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. These attacks resulted in thousands of deaths and injuries, and Hamas additionally kidnapped many Israeli civilians and soldiers. Following the attack, Israel’s security cabinet declared war against Hamas and commenced a military campaign against Hamas. The Company cannot currently predict the intensity or duration of Israel’s war against Hamas, nor can predict how this war will ultimately affect the Company’s business and operations or Israel’s economy in general.

F-14